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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)  September  17, 1999
                                                      ---------------------


                              CyPost  Corporation
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



            Delaware                             98-0178674
     -------------------------             -------------------------
    (State or other jurisdiction                 (IRS Employer
  of incorporation or organization)            Identification No.)


                101-260 West Esplanade
         North Vancouver, British Columbia              V7M3G7
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             (Address of Principal Executive Offices)  (Zip Code)



                                 (604)904-4422
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             (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
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        (Former Name or Former Address, If Changed since Last Report.)
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Item 5. 3 for 2 Stock Split

     On September 14, 1999, the Registrant announced that it would engage in a 3:2 stock split with such split to be effective for record date holders as of the close of business on Friday, Sept. 24, 1999.




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CyPost Corporation
                                         (Registrant)



Date: September 17, 1999                     By: /s/ Steven Berry
                                             ----------------------------

                                             Chief Executive Officer

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